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                                                                    EXHIBIT 10.3

                           GENERAL SECURITY AGREEMENT

TO:               LASALLE BUSINESS CREDIT,
                  A DIVISION OF ABN AMRO BANK N.V., CANADA BRANCH
                  15th Floor, Maritime Life Tower
                  Toronto-Dominion Centre
                  79 Wellington Street West
                  Toronto, Ontario
                  M5K 1G8

                  (hereinafter the "Lender")

GRANTED BY:       STEELBANK INC.
                  5349 Maingate Drive
                  Mississauga, Ontario
                  L4W 1G6

                  (hereinafter the "Debtor")

1.    GRANT OF SECURITY INTEREST

1.1   SECURITY INTEREST

      As general and continuing security for (a) the payment of principal and interest and all other moneys from time to time owing by the Debtor to the Lender, including, without limitation under the Loan Agreement (as hereinafter defined), and (b) the payment and performance of all other indebtedness and obligations of the Debtor to the Lender under the Loan Agreement (as hereinafter defined) or any other instruments or documents of security which may now or in the future be granted by the Debtor to the Lender (all of the foregoing being herein collectively called the "Obligations") the Debtor, IN CONSIDERATION OF THE OBLIGATIONS and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby bargains, assigns and transfers to the Lender, and grants to the Lender a continuing security interest in, all the property, assets and undertakings of the Debtor of whatsoever nature and kind, now owned or hereafter-acquired by or on behalf of the Debtor, wherever located (the "Collateral") including, without limitation:

      (a)   Accounts Receivable and Contracts

            All debts, book debts, accounts, claims, demands, moneys and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the Debtor or which may hereafter be owned by or become due, owing or accruing due to the Debtor together with all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the Debtor in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which the Debtor now has or may at any time hereafter have

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            against any person or persons, firm or Debtor in respect thereof
            (all of the foregoing being herein collectively called the "Accounts Receivable");

      (b)   Inventory

            All inventory of whatever kind now or hereafter owned by the Debtor or in which the Debtor now or hereinafter has an interest or right of any kind, and all accessions thereto and products thereof, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be furnished or have been furnished under a contract of service or that are to be used or consumed in the business of the Debtor (all of the foregoing being herein collectively called the "Inventory");

      (c)   Equipment

            All goods now or hereafter owned by the Debtor which are not inventory or consumer goods as defined in the Personal Property Security Act (Ontario) ("PPSA") including, without limitation, all fixtures, equipment, machinery, tools, furniture, vehicles and other tangible personal property (all of the foregoing being herein collectively called the "Equipment");

      (d)   Chattel Paper, Instruments, Securities, etc.

            All chattel paper, instruments, warehouse receipts, bills of lading and other documents of title, whether negotiable or non-negotiable, shares, stock, warrants, bonds, debentures, debenture stock or other securities, now or hereafter owned by the Debtor;

      (e)   Intangibles

            All intangibles now or hereafter owned by the Debtor including, without limitation, all contractual rights, goodwill, patents, trade marks, trade names, copyrights, industrial designs and other industrial or intellectual property or rights therein, including those more particularly set out in Schedule "A" hereto;

      (f)   Books and Accounts, etc.

            With respect to the personal property described in Paragraphs (a) to
            (e) inclusive, all books, accounts, invoices, deeds, documents, writings, letters, papers, security certificates and other records in any form evidencing or relating thereto and all contracts, securities, instruments and other rights and benefits in respect thereof;

      (g)   Other Property

            The uncalled capital, money, rights, bills of exchange, negotiable and non-negotiable instruments, judgments and securities not otherwise described in Paragraphs (a) to (f) inclusive;

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      (h)   Replacements, etc.

            With respect to the personal property described in Paragraphs (a) to
            (g) inclusive, all substitutions and replacements thereof, increases, additions and accessions thereto and any interest of the Debtor therein; and

      (i)   Proceeds

            With respect to the personal property described in Paragraphs (a) to
            (h) inclusive, personal property in any form or fixtures derived directly or indirectly from any dealing with such property or that indemnifies or compensates for such property destroyed or damaged and proceeds of proceeds and whether or not of the same type, class or kind as the original collateral.

1.2   DEFINITIONS AND INTERPRETATION

      In this Security Agreement:

      (a) Terms used herein and defined in the PPSA shall have the same meanings as in the PPSA unless the context otherwise requires;

      (b) Terms not otherwise defined herein or in the PPSA shall have the meaning ascribed to them in the Loan Agreement;

      (c) Any reference to "Collateral" shall, unless the context otherwise requires, refer to "Collateral or any part thereof";

      (d) The grant of the security interest herein provided for shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment of the Collateral in favour of the Lender;

      (e) "Loan Agreement" shall mean the Loan Agreement by and among the Lender and the Debtor dated as of the date hereof, as the same may be amended, supplemented, revised, replaced or restated from time to time;

      (f) The term "security interest" shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment;

      (g) The term "purchase money security interest" shall mean a purchase money security interest granted by the Debtor under the PPSA to secure all or any part of the indebtedness incurred by the Debtor in connection with the acquisition of property (not in excess of the acquisition price of such property) or any extension or renewal or replacement of such indebtedness provided that the principal amount of such indebtedness is not increased; and

      (h) The term "encumbrance" shall include, without limitation, a security interest, lien, hypothec, claim, charge, deemed trust or encumbrance of any kind whatsoever.

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1.3   LEASES

      The last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor, shall be excepted from the security interest hereby granted and shall not form part of the Collateral, but the Debtor shall stand possessed of such one day remaining, upon trust to assign and dispose of the same as the Lender or any assignee of such lease or agreement shall direct. If any such lease or agreement therefor contains a provision which provides in effect that such lease or agreement may not be assigned, sub-leased, charged or encumbered without the leave, license, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement shall be conditional upon such leave, license, consent or approval having been obtained.

1.4   DEBTOR REMAINS LIABLE

      Notwithstanding anything herein to the contrary:

      (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed;

      (b) the exercise by the Lender of any of the rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

      (c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

2.    REPRESENTATIONS AND WARRANTIES

2.1   LOAN AGREEMENT

      The Debtor has reviewed the representations and warranties made by it under the Loan Agreement and represents and warrants to and in favour of the Lender acknowledging that the Lender is relying thereon on the date hereof and on the date of each borrowing of a loan or issuance of a letter of credit, the truth and accuracy of each such representation and warranty, and where any act or thing is to be done by it or not permitted to be done by it or to occur under the Loan Agreement, the Debtor agrees to do or not to do or not to allow to occur any such act or thing.

2.2   SURVIVAL

      All representations and warranties of the Debtor made herein or in any certificate or other document delivered by or on behalf of the Debtor to the Lender are material, shall be deemed to have been relied upon by the Lender notwithstanding any investigation heretofore or hereafter

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made by or on behalf of the Lender, shall survive the execution and delivery of this Security Agreement and shall continue in full force and effect without time limit.

3.    COVENANTS OF THE DEBTOR

      The Debtor covenants and agrees with the Lender that so long as there shall remain any Obligations of or affecting any party to this Security
Agreement:

3.1   PAYMENT

      The Debtor will pay duly and punctually all sums of money due by it to the Lender under this Security Agreement and the Loan Agreement at the times and places and in the manner provided for herein and therein and under any other agreements forming part of the Obligations.

3.2   LOAN AGREEMENT

      The Debtor shall duly observe and perform or cause to be observed or performed each of its covenants and obligations provided for in the Loan Agreement and in any of the instruments or documents of security granted by the Debtor to the Lender in connection therewith.

3.3   NOTICE REGARDING CHANGE OF ADDRESS, ETC.

      The Debtor shall notify the Lender in writing:

      (a)   At least twenty (20) days prior to any change of name of the Debtor;

      (b) At least twenty (20) days prior to any transfer of the Debtor's interest in any part of the Collateral except sales of Inventory in the ordinary course of the Debtor's business or as otherwise expressly permitted hereunder;

      (c) Promptly upon becoming aware, and in any event within two (2) Business Days, of any significant loss of or damage to Collateral;

      (d) At least twenty (20) days prior to any change in the location(s) of the Collateral and any records relating thereto; and

      (e) Forthwith upon becoming aware of the existence of any condition or event which could cause or which, with the passage of time or notice, or both, constitute a Default (as such term is hereinafter defined) give the Lender notice thereof specifying the nature and duration thereof and the action being taken or proposed to be taken with respect thereto, provided that written notice shall be delivered to the Lender within two (2) Business Days thereafter.

4.    COLLECTION OF PROCEEDS

4.1   PAYMENTS RECEIVED IN TRUST

      Upon the occurrence and during the continuance of an Event of Default, as defined in the Loan Agreement, the Debtor shall:

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      (a)   Collect and enforce payment of all Accounts Receivable (except as provided for in Section 4.2) and shall dispose of and receive payment for all Inventory which is ordinarily disposed of in the Debtor's business;

      (b) Receive and hold in trust for the Lender, all payments on or instruments received in respect of the Collateral, all rights by way of suretyship or guarantee which the Debtor now has or may hereafter acquire to enforce payment of Collateral and all rights in the nature of a security interest whereby the Debtor may satisfy any Collateral out of property, and all non-cash proceeds of any such collection, disposition or realization of any of the Collateral shall be subject to the security interest hereby created;

      (c) Endorse to the Lender and forthwith deliver to it all such payments and instruments in the form received by the Debtor; and

      (d) Forthwith deliver to the Lender all property in the Debtor's possession or hereafter coming into its possession through enforcement of any such rights.

4.2   ACCOUNT DEBTOR

      The Lender may at any time, after the occurrence of an Event of Default which is continuing, notify an account debtor or debtor under any Account Receivable of the assignment of the Account Receivable to the Lender and instruct such person to make payment to the Lender in respect of any of the Accounts Receivable and the Lender may hold all amounts acquired or received from any such account debtors or debtors, together with income on such amounts, as part of the Collateral and as security for the Obligations.

5.    DEFAULT

5.1   DEFAULT

      Without in any way limiting the demand nature of the Obligations or any of them, if any, the Obligations secured hereby shall become immediately due and payable and the security interests hereby constituted shall become enforceable in each and every of the following events (herein called a "Default"):

      (a) if the Debtor fails to make any payment of any of the Obligations when due; and

      (b)   if an Event of Default under the Loan Agreement shall occur.

5.2   DEMAND NATURE OF OBLIGATIONS

      The Debtor agrees that the provision of defaults in Section 5.1 shall not derogate from any demand nature of the Obligations as provided in the Loan Agreement as at any time without restriction, whether or not the Debtor has complied with the provisions of this Security Agreement or any other agreement or instrument between it and the Lender. The Debtor agrees that upon the occurrence of a Default under Section 5.1, the security interests hereby constituted shall become enforceable and the Lender shall be entitled to exercise and enforce any or all of the remedies herein provided or which may otherwise be available to the Lender by statute at law

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or in equity and all amounts secured hereby shall immediately be paid to the
Lender by the Debtor.

6.    REMEDIES ON DEFAULT

      If the security interests hereby constituted becomes enforceable, the Lender shall have, in addition to any other rights, remedies and powers which it may have in the Loan Agreement, at law, in equity or under the PPSA, the following rights, remedies and powers:

6.1   POWER OF ENTRY

      The Debtor shall forthwith upon demand assemble and deliver to the Lender possession of all of the Collateral at such place as may be specified by the Lender. The Lender may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral and, to that end, the Debtor agrees that the Lender, its servants or agents or Receiver may, at any time, during the day or night, enter upon lands and premises where the Collateral may be found for the purpose of taking possession of and/or removing the Collateral or any part thereof. In the event of the Lender taking possession of the Collateral, or any part thereof, the Lender shall have the right to maintain the same upon the premises on which the Collateral may then be situate. The Lender may, in a reasonable manner, take such action or do such things as to render any Equipment unusable, provided that the Lender shall not cause deliberate damage to such Equipment in so doing.

6.2   POWER OF SALE

      The Lender may sell, lease or otherwise dispose of all or any part of the Collateral, as a whole or in separate parcels, by public auction, private tender or by private contract, with or without notice, except as otherwise required by applicable law, with or without advertising and without any other formality, all of which are hereby waived by the Debtor. Such sale, lease or disposition shall be on such terms and conditions as to credit and otherwise and as to upset or reserve bid or price as to the Lender, in its sole discretion, may seem advantageous. If such sale, transfer or disposition is made on credit or part cash and part credit, the Lender need only credit against the Obligations the actual cash received at the time of the sale. Any payments made pursuant to any credit granted at the time of the sale shall be credited against the Obligations as they are received. The Lender may buy in or rescind or vary any contract for sale of all or any of the Collateral and may resell without being answerable for any loss occasioned thereby. Any such sale, lease or disposition may take place whether or not the Lender has taken possession of the Collateral. The Lender may, before any such sale, lease or disposition, perform any commercially reasonable repair, processing or preparation for disposition and the amount so paid or expended shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.3   VALIDITY OF SALE

      No person dealing with the Lender or its servants or agents shall be concerned to inquire whether the security hereby constituted has become enforceable, whether the powers which the Lender is purporting to exercise have become exercisable, whether any money remains due on the security of the Collateral, as to the necessity or expedience of the stipulations and conditions

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subject to which any sale, lease or disposition shall be made, otherwise as to the propriety or regularity of any sale or any other dealing by the Lender with the Collateral or to see to the application of any money paid to the Lender. In the absence of fraud on the part of such persons, such dealings shall be deemed, so far as regards the safety and protection of such person, to be within the powers hereby conferred and to be valid and effective accordingly.

6.4   RECEIVER-MANAGER

      The Lender may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a "Receiver") of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Lender has under this Security Agreement, at law or in equity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Debtor and the Lender shall not be responsible action or error or omission of any such Receiver. The Lender may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Lender. A court need not appoint, ratify the appointment by the Lender of or otherwise supervise in any manner the actions of any Receiver. Upon the Debtor receiving notice from the Lender of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Debtor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Lender.

6.5   CARRYING ON BUSINESS

      The Lender may carry on, or concur in the carrying on of, all or any part of the business or undertaking of the Debtor, and may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and may use all or any of the tools, machinery, equipment and intangibles of the Debtor for such time as the Lender sees fit, free of charge, to carry on the business of the Debtor and, if applicable, to manufacture or complete the manufacture of any Inventory and to pack and ship the finished product. Notwithstanding the foregoing, if any such premises are subject to a landlord waiver, the Lender shall exercise its rights in accordance therewith.

6.6   DEALING WITH COLLATERAL

      The Lender may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable, all of which without notice to the Debtor except as otherwise required by any applicable law. The Lender may demand, sue for and receive any Accounts Receivable with or without notice to the Debtor, give such receipts, discharges and extensions of time and make such compromises in respect of any Accounts Receivable which may, in the Lender's absolute discretion, seem bad or doubtful. The Lender may charge on its own behalf and pay to others, sums for costs and expenses incurred including, without limitation, legal fees and expenses on a solicitor and his own client scale and Receivers' and accounting fees, in or in connection with seizing, collecting, realizing, disposing, enforcing or otherwise dealing with the Collateral and in connection with the protection and enforcement

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of the rights of the Lender hereunder including, without limitation, in connection with advice with respect to any of the foregoing. The amount of such sums shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.7   PAY ENCUMBRANCES

      The Lender may pay any amounts owing in respect of any encumbrance that exist or is threatened against the Collateral. In addition, the Lender may borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business or undertaking of the Debtor and may grant further security interests in the Collateral in priority to the security interest created hereby as security for the money so borrowed. In every such case the amounts so paid or borrowed together with costs, charges and expenses incurred in connection therewith shall be deemed to have been advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.8   APPLICATION OF PAYMENTS AGAINST OBLIGATIONS

      Any and all payments made in respect of the Obligations from time to time and moneys realized on the Collateral may be applied to such part or parts of the Obligations as the Lender may see fit, the whole in accordance with the provisions of the Loan Agreement. The Lender shall, at all times and from time to time, have the right to change any appropriation as it may see fit in accordance with the provisions of the Loan Agreement.

6.9   SET-OFF

      The Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Lender or any right of set-off or cross-claim. Any indebtedness owing by the Lender to the Debtor may be set off and applied by the Lender against the Obligations at any time after the occurrence of an Event of Default and during the continuation thereof, without demand upon or notice to anyone.

6.10  DEFICIENCY

      If the proceeds of the realization of the Collateral are insufficient to repay the Lender all moneys due to it, the Debtor shall forthwith pay or cause to be paid to the Lender such deficiency.

6.11  LENDER NOT LIABLE

      The Lender shall not be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with the Collateral, shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of the Lender, the Debtor or any other person, firm or Debtor in respect of the Collateral and shall not be liable or responsible for any loss, cost or damage whatsoever which may arise in respect of any such failure including, without limitation, resulting from the negligence of the Lender or any of its

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officers, servants, agents, solicitors, attorneys, Receivers or otherwise other than its or their gross negligence or wilful misconduct. Neither the Lender nor its officers, servants, Lenders or Receivers shall be liable by reason of any entry into possession of the Collateral or any part thereof, to account as a mortgagee in possession, for anything except actual receipts, for any loss on realization, for any act or omission for which a mortgagee in possession might be liable, for any negligence in the carrying on or occupation of the business or undertaking of the Debtor as provided in Section 6.5 or for any loss, cost, damage or expense whatsoever which may arise in respect of any such actions, omissions or negligence other than its or their gross negligence or wilful misconduct.

6.12  EXTENSIONS OF TIME

      The Lender may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release any part of the Collateral to third parties and otherwise deal or fail to deal with the Debtor, Subsidiaries of the Debtor, Guarantors, sureties and others and with the Collateral and other securities as the Lender may see fit, all without prejudice to the liability of the Debtor to the Lender or the Lender's rights and powers under this Security Agreement.

6.13  RIGHTS IN ADDITION

      The rights and powers conferred by this Article 6 are in supplement of and in addition to and not in substitution for any other rights or powers the Lender may have from time to time under this Security Agreement or under applicable law. The Lender may proceed by way of any action, suit, remedy or other proceeding at law or in equity and no such remedy for the enforcement of the rights of the Lender shall be exclusive of or dependent on any other such remedy. Any one or more of such remedies may from time to time be exercised separately or in combination.

7.    GENERAL

7.1   SECURITY IN ADDITION

      The security hereby constituted is not in substitution for any other security for the Obligations or for any other agreement between the parties creating a security interest in all or part of the Collateral, whether heretofore or hereafter made, and such security and such agreements shall be deemed to be continued and not affected hereby unless expressly provided to the contrary in writing and signed by the Lender and the Debtor. The taking of any action or proceedings or refraining from so doing, or any other dealing with any other security for the Obligations or any part thereof, shall not release or affect the security interest created by this Security Agreement and the taking of the security interest hereby created or any proceedings hereunder for the realization of the security interest hereby created shall not release or affect any other security held by the Lender for the repayment of or performance of the Obligations.

7.2   WAIVER

      Any waiver of a breach by the Debtor of any of the terms or provisions of this Security Agreement or of a Default under Section 5.1 must be in writing to be effective against and bind

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the Lender. No such waiver by the Lender shall extend to or be taken in any manner to affect any subsequent breach or Default or the rights of the Lender arising therefrom.

7.3   FURTHER ASSURANCES

      The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further acts, deeds, conveyances, instruments, transfers, assignments, security agreements and assurances as the Lender may reasonably require in order to give effect to the provisions and purposes of this Security Agreement including, without limitation, in respect of the Lender's enforcement of the security and its realization on the Collateral, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming and/or perfecting the security interest of the Lender in the Collateral pursuant to this Security Agreement. The Debtor hereby constitutes and appoints any officer of the Lender at its above address, or any Receiver appointed by the Court or the Lender as provided herein, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute after the occurrence and continuance of an Event of Default and during the continuation thereof all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient. The Debtor hereby authorizes the Lender to file such proofs of claim and other documents as may be necessary or advisable in order to prove its claim in any Bankruptcy, proposed winding-up or other proceeding relating to the Debtor.

      Without limiting the generality of the foregoing, the Debtor:

      (a) shall, upon the request of the Lender, mark conspicuously each chattel paper evidencing or relating to an Account Receivable and each related contract and, at the request of the Lender, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Lender, indicating that such chattel paper, related contract or Collateral is subject to the security interests granted hereby;

      (b) shall, if any Accounts Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Lender hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender;

      (c) shall execute and file such financing or continuation statements, or amendments, thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

      (d) hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor, where permitted by law; and

      (e) shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with

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            the Collateral as the Lender may request in its reasonable discretion, all in reasonable detail.

7.4   NO MERGER

      Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to make payment of or satisfy the Obligations. The acceptance of any payment or alternate security shall not constitute or create any novation and the taking of a judgment or judgments under any of the covenants herein contained shall not operate as a merger of such covenants.

7.5   NOTICES

      Any notice required to be given to the Debtor or the Lender may be delivered to such party or a responsible officer thereof or may be sent by prepaid registered mail addressed to the appropriate party at the address above shown, or such further or other address as such party may notify to the other in writing from time to time, and if so given the notice shall be deemed to have been given either on the day of delivery or the day when it is deemed or otherwise considered to have been received for the purposes of the PPSA.

7.6   CONTINUING SECURITY INTEREST AND DISCHARGE

      This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment and performance in full of the Obligations and the termination of the Loan Agreement, notwithstanding any dealing between the Lender and the Debtor in respect of the Obligations or any release, exchange, non-perfection, amendment, waiver, consent or departure from or in respect of any or all of the terms or provision of any security held for the Obligations.

      If the Debtor or any guarantor pays to the Lender the Obligations secured by this Security Agreement, then the Lender shall at the request and at the expense of the Debtor: (i) release and discharge the security interest created hereby, and (ii) in connection therewith, execute and deliver to the Debtor such deeds and other instruments as the Debtor shall require in its sole discretion, acting in good faith.

7.7   GOVERNING LAW

      This Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.8   SECURITY INTEREST EFFECTIVE IMMEDIATELY

      Neither the execution or registration of this Security Agreement nor any partial advances by the Lender shall bind the Lender to advance any other amounts to the Debtor. The parties intend the security interest created hereby to attach and take effect forthwith upon execution of this Security Agreement by the Debtor and the Debtor acknowledges that value has been given and that the Debtor has rights in the Collateral.

7.9   NO COLLATERAL WARRANTIES

      There is no representation, warranty or collateral agreement affecting this Security Agreement or the Collateral, other than as expressed herein in writing or in the Loan Agreement and the Other Agreements.

7.10  JOINT AND SEVERAL LIABILITY

      If more than one person executes this Security Agreement as debtor, their obligations under this Security Agreement shall be joint and several.

7.11  PROVISIONS REASONABLE

      The Debtor expressly acknowledges and agrees that the provisions of this Security Agreement and, in particular, those respecting remedies and powers of the Lender against the Debtor, its business and the Collateral upon default, are commercially reasonable and not manifestly unreasonable.

7.12  NUMBER AND GENDER

      In this Security Agreement, words importing the singular number include the plural and vice-versa and words importing gender include all genders.

7.13  INVALIDITY

      In the event that any term or provision of this Security Agreement shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Security Agreement shall be unaffected thereby and shall be valid and enforceable to the fullest extent permitted by law.

7.14  INDEMNITY AND EXPENSES

      (a) Subject to the limitations set forth in this Agreement, the Debtor agrees to indemnify and save harmless the Lender from and against any and all claims, losses and liabilities arising out of or resulting out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or wilful misconduct.

      (b) The Debtor will upon demand pay to the Lender the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Security Agreement,
            (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
            (iii) the exercise or enforcement of any of the rights or remedies of the Lender hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereunder.

      7.15  JUDGMENT CURRENCY

      If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Lender could purchase, in the Toronto foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. The Debtor agrees that its obligation in respect of any Original Currency due from it to the Lender hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender receives payment of any sum so adjudged to be due hereunder in the Second Currency the Lender may, in accordance with normal banking procedures, purchase, in the Toronto foreign exchange market the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the Debtor agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Lender against such loss. The term "rate of exchange" in this section means the spot rate at which the Lender in accordance with normal practices is able on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

7.16  PRECEDENCE

      In the event that any provisions of this Security Agreement contradict and are otherwise incapable of being construed in conjunction with the provisions of the Loan Agreement, the provisions of the Loan Agreement shall take precedence over those contained in this Security Agreement and, in particular, if any act of the Debtor is expressly permitted under the Loan Agreement but is prohibited under this Security Agreement, any such act shall be deemed to be permitted under this Security Agreement.

7.17  SECTIONS AND HEADINGS

      The division of this Security Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

7.18  RECEIPT OF COPY

      The Debtor acknowledges receipt of an executed copy of this Security Agreement.

7.19  BINDING EFFECT

      All rights of the Lender hereunder shall enure to the benefit of its successors and assigns and all obligations of the Debtor hereunder shall bind the Debtor and his heirs, executors, administrators, legal personal representatives, successors and assigns.

      IN WITNESS WHEREOF the Debtor has duly executed this Security Agreement and is dated as of the day of , 2005.

                                            STEELBANK INC.
                                            Per: /s/ Richard E. Clark
                                                 ------------------------------
                                            Name: RICHARD E. CLARK
                                            Title: ASSISTANT SECRETARY